UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2016
____________________

LANDCADIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-37788	26-3828008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 19, 2016, Landcadia Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units (the “Units”) may elect to separately trade the shares of Class A common stock and warrants included in the Units commencing on July 21, 2016. Those Units not separated will continue to trade on the NASDAQ Capital Market under the symbol “LCAHU,” and each of the shares of Class A common stock and warrants that are separated will trade on the NASDAQ Capital Market under the symbols “LCA” and “LCAHW,” respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS, INC.

	By:	/s/ Steven Scheinthal
Name: Steven Scheinthal
Title: Vice President, General Counsel and Secretary

Dated: July 19, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 19, 2016.